SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 14, 2023, to the Prospectus dated September 28, 2022.

MFS® Managed Wealth Fund

 Effective immediately, the following is added to the paragraph following the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" and to the paragraph following the table in the sub-section entitled “Portfolio Manager(s)” under the main heading entitled "Management of the Fund":
Effective September 30, 2024, William Adams will no longer be a portfolio manager of the fund.

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